SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 12, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2003, providing for the issuance of SASCO Mortgage Loan Trust Mortgage Backed Notes, Series 2003-GEL1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its SASCO Mortgage Loan Trust Mortgage Backed Notes, Series 2003-GEL1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $93,287,000 aggregate principal amount of Class A1, Class A2, Class A-IO, Class M1, Class M2, Class M3 and Class M4 Notes of its SASCO Mortgage Loan Trust Mortgage Backed Notes, Series 2003-GEL1 on November 12, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 26, 2003, as supplemented by the Prospectus Supplement dated November 10, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, the Transfer and Servicing Agreement and the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Ownership Certificate, forms of which was filed as an exhibit to the Registration Statement.

The Ownership Certificate was issued pursuant to a Trust Agreement (the “Trust Agreement”) dated as of October 1, 2003, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and U.S. Bank National Association, as administrator.  The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of October 1, 2003, between SASCO Mortgage Loan Trust 2003-GEL1, as issuer (the “Issuer”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of a pool of certain conventional, fixed and adjustable rate, first and second lien, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $87,401,982 as of October 1, 2003, together with certain other assets.

The Mortgage Loans were sold by Lehman Brothers Holdings, Inc. (the “Seller”) to the Registrant pursuant to the terms of a Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2003 (the “Mortgage Loan Sale Agreement”) among the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Sale Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Aurora Loan Services Inc. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of October 1, 2003 (the “Transfer and Servicing Agreement”) among the Issuer, the Registrant, the Master Servicer and U.S. Bank National Association, as Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator.

4.2

Indenture dated as of October 1, 2003, between SASCO Mortgage Loan Trust 2003-GEL1, as Issuer and U.S. Bank National Association, as Indenture Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of October 1, 2003, among SASCO Mortgage Loan Trust 2003-GEL1, as Issuer, Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Indenture Trustee.

99.3

Securitization Servicing Agreement dated as of October 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer and Sub-Servicing Side Letter Agreement dated as of October 1, 2003 between Lehman Brothers Holdings Inc. and Ocwen Federal Bank FSB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Michael Hitzmann

Name: Michael Hitzmann

       Title:   Vice President

Dated: November 12, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.1

Trust Agreement dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator.

4.2

Indenture dated as of October 1, 2003, between SASCO Mortgage Loan Trust 2003-GEL1, as Issuer and U.S. Bank National Association, as Indenture Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of October 1, 2003, among SASCO Mortgage Loan Trust 2003-GEL1, as Issuer, Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Indenture Trustee.

99.3

Securitization Servicing Agreement dated as of October 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer and Sub-Servicing Side Letter Agreement dated as of October 1, 2003 between Lehman Brothers Holdings Inc. and Ocwen Federal Bank FSB.